UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 4, 2005

Telestone Technologies Corporation

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 033-15096

Delaware                                                               84-1111224

(State of Incorporation)                                     (IRS Employer ID Number)

                 Floor 6, Saiou Plaza, No. 5 Haiying Road

                 Fengtai Technology Park

                 Beijing, People’s Republic of China                                        100070

                 (Address of Principal Executive Offices)                                 (Zip Code)

86-10-83670505

(Registrant’s telephone number)

Section 8 – OTHER EVENTS

Item 8.01 – Other Events

On May 4, 2005, the United States Bankruptcy Court for the District of New Jersey, at the request of  Telestone Technologies Corporation (the “Company”), entered an Amended Order Approving Disclosure Statement and Confirming First Amended Plan of Reorganization and Authorizing and Directing Certain Actions in Connection Therewith Nunc Pro Tunc as of August 12, 2004 (the “Amended Order”). The Amended Order was entered to clarify both that the Company was no longer a party to the bankruptcy proceeding involving Milestone Capital, Inc., the Company’s predecessor, and that certain issuances of stock thereunder were in conformity with the Plan of Bankruptcy as originally confirmed in August 2004. Additionally, this Current Report is being submitted for the purpose of filing with the Securities and Exchange Commission certain bankruptcy related documents filed as exhibits to this Current Report.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.

Description

2.1

First Amended Joint Plan of Orderly Liquidation of EliteAgents Mortgage Services, Inc. and Milestone Capital, Inc., dated July 9, 2004.

2.2

Order Approving Disclosure Statement and Confirming First Amended Plan of Reorganization of EliteAgents Mortgage Services, Inc. and Milestone Capital, Inc.

2.3

Amended Order Approving Disclosure Statement and Confirming First Amended Plan of Reorganization and Authorizing and Directing Certain Actions in Connection Therewith Nunc Pro Tunc as of August 12, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Telestone Technologies Corporation

Date: May 5, 2005

By:   /s/   Han Daqing

Han Daqing, Chief Executive Officer